                       METROPOLITAN LIFE INSURANCE COMPANY

          Individual Flexible Premium Variable Life Insurance Policies


                         SUPPLEMENT DATED MAY 1, 2010 TO
                        PROSPECTUS DATED NOVEMBER 3, 2003
                           AS PREVIOUSLY SUPPLEMENTED


This supplement updates certain information contained in the last prospectus you received and in previous supplements to that prospectus. You should read and retain this supplement with your Policy. We will send you an additional copy of your most recent prospectus (and any previous supplements thereto), without charge, on written request sent to MetLife-SBR, 485-B Route One South, 4th Floor, Iselin, NJ 08830.

You may allocate net premiums and transfer cash value among the fixed account and the investment divisions of Separate Account 13S. Each investment division, in turn, invests in the shares of one of the following Portfolios:


AIM VARIABLE INSURANCE FUNDS                      MFS(R) Research International Portfolio
  (INVESCO VARIABLE INSURANCE FUNDS)              Morgan Stanley Mid Cap Growth
  (Series I)                                         Portfolio
  Invesco V.I. International Growth Fund          Third Avenue Small Cap Value Portfolio
AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.      METROPOLITAN SERIES FUND, INC.
(Class I)                                       (Class A Shares unless otherwise noted)
  American Century VP Vista(SM) Fund              Barclays Capital Aggregate Bond Index
AMERICAN FUNDS INSURANCE SERIES(R)                   Portfolio
(Class 2)                                         BlackRock Money Market Portfolio
  American Funds Growth Fund                      Loomis Sayles Small Cap Core Portfolio
  American Funds International Fund               Met/Artisan Mid Cap Value
  American Funds U.S. Government/AAA Rated           Portfolio -- Class B
     Securities Fund                              MetLife Mid Cap Stock Index Portfolio
EVERGREEN VARIABLE ANNUITY FUNDS                  MetLife Stock Index Portfolio
(Class 1)                                         MFS(R) Total Return Portfolio
  Evergreen VA Fundamental Large Cap Fund(1)      Morgan Stanley EAFE(R) Index Portfolio
FIDELITY(R) VARIABLE INSURANCE PRODUCTS           Oppenheimer Global Equity Portfolio
(Initial Class, unless otherwise noted)           Russell 2000(R) Index Portfolio
  Contrafund(R) Portfolio                         T. Rowe Price Large Cap Growth Portfolio
  Equity-Income Portfolio                       OPPENHEIMER VARIABLE ACCOUNT FUNDS
  Freedom 2010 Portfolio                        (Non-Service Shares)
  Freedom 2015 Portfolio                          Oppenheimer Main Street Small Cap
  Freedom 2020 Portfolio                             Fund(R)/VA
  Freedom 2025 Portfolio                        PIONEER VARIABLE CONTRACTS TRUST
  Freedom 2030 Portfolio                          Pioneer Emerging Markets VCT
  High Income Portfolio                           Portfolio -- Class II
  Investment Grade Bond Portfolio                 Pioneer Mid-Cap Value VCT
  Mid Cap Portfolio -- Service Class 2            Portfolio -- Class I
JANUS ASPEN SERIES                              PUTNAM VARIABLE TRUST
  Janus Portfolio -- Institutional Shares       (Class IB)
  Overseas Portfolio -- Service Shares            Putnam VT International Value Fund
MET INVESTORS SERIES TRUST                      RUSSELL INVESTMENT FUNDS
(Class A Shares)                                  Aggressive Equity Fund
  Dreman Small Cap Value Portfolio                Multi-Style Equity Fund
  Invesco Small Cap Growth Portfolio              Non-U.S. Fund
  Lord Abbett Bond Debenture Portfolio          VAN KAMPEN LIFE INVESTMENT TRUST
                                                (Class I)
                                                  Government Portfolio(2)




(1) It is expected that, on or about July 16, 2010, this Portfolio will be reorganized into a new portfolio of the Wells Fargo Advantage Funds and will be renamed the Wells Fargo Advantage VT Core Equity Fund.



(2) It is expected that, on or about May 28, 2010, this portfolio will be reorganized into a new portfolio of the AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and will be renamed the Invesco Van Kampen V.I. Government Fund.



The prospectuses for the Portfolios describe in greater detail an investment in the Portfolios including investment objectives, strategies, risk, sub-advisers and fees and expenses for each Portfolio. YOU MAY OBTAIN PROSPECTUSES FOR THE PORTFOLIOS BY CALLING US AT 732-602-6400.

FEE TABLE



The following replaces the section entitled "Range of Underlying Portfolio Annual Operating Expenses".



The following tables describe the fees and expenses that the Underlying Portfolios will pay and that therefore a Policy owner will indirectly pay periodically during the time that he or she owns a Policy. The first table shows the minimum and maximum fees and expenses charged by the Underlying Portfolios for the fiscal year ended December 31, 2009. More detail concerning each Portfolio's fees and expenses is contained in the table that follows this table and in the prospectuses for the Underlying Portfolios. Certain Underlying Portfolios may impose a redemption fee in the future.



The next table describes the annual operating expenses for each Underlying Portfolio for the year ended December 31, 2009, as a percentage of the Underlying Portfolio's average daily net assets for the year (before and after contractual fee waivers and expense reimbursements).



MINIMUM AND MAXIMUM TOTAL ANNUAL UNDERLYING PORTFOLIO OPERATING EXPENSES



                                                                         MINIMUM    MAXIMUM
                                                                         -------    -------
TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Underlying Portfolio assets, including management fees, distribution and/or service (12b-1)
  fees, and other expenses)                                               0.28%      1.69%




UNDERLYING PORTFOLIO FEES AND EXPENSES
(as a percentage of average daily net assets)





                                               DISTRIBUTION                                  TOTAL    CONTRACTUAL FEE   NET TOTAL
                                                  AND/OR                                     ANNUAL        WAIVER        ANNUAL
                                   MANAGEMENT     SERVICE      OTHER   ACQUIRED FUND FEES  OPERATING   AND/OR EXPENSE   OPERATING
UNDERLYING PORTFOLIO                   FEE     (12B-1) FEES  EXPENSES     AND EXPENSES*     EXPENSES   REIMBURSEMENT   EXPENSES**
--------------------               ----------  ------------  --------  ------------------  ---------  ---------------  ----------
AIM VARIABLE INSURANCE FUNDS
  (INVESCO VARIABLE INSURANCE
  FUNDS) -- SERIES I
  Invesco V.I. International
     Growth Fund.................     0.71%          --        0.33%          0.02%           1.06%           --          1.06%
AMERICAN CENTURY VARIABLE
  PORTFOLIOS, INC. -- CLASS I
  American Century VP Vista(SM)
     Fund........................     1.00%          --        0.01%            --            1.01%           --          1.01%
AMERICAN FUNDS INSURANCE
  SERIES(R) -- CLASS 2
  American Funds Growth Fund.....     0.33%        0.25%       0.02%            --            0.60%           --          0.60%
  American Funds International
     Fund........................     0.50%        0.25%       0.04%            --            0.79%           --          0.79%
  American Funds U.S.
     Government/AAA Rated
     Securities Fund.............     0.39%        0.25%       0.02%            --            0.66%           --          0.66%
EVERGREEN VARIABLE ANNUITY
  FUNDS -- CLASS 1
  Evergreen VA Fundamental Large
     Cap Fund....................     0.63%          --        0.22%            --            0.85%           --          0.85%
FIDELITY(R) VARIABLE INSURANCE
  PRODUCTS
  Contrafund(R)
     Portfolio -- Initial Class..     0.56%          --        0.11%            --            0.67%           --          0.67%
  Equity-Income
     Portfolio -- Initial Class..     0.46%          --        0.12%            --            0.58%           --          0.58%
  Freedom 2010
     Portfolio -- Initial Class..       --           --          --           0.59%           0.59%           --          0.59%(1)
  Freedom 2015
     Portfolio -- Initial Class..       --           --          --           0.60%           0.60%           --          0.60%(1)
  Freedom 2020
     Portfolio -- Initial Class..       --           --          --           0.65%           0.65%           --          0.65%(1)
  Freedom 2025
     Portfolio -- Initial Class..       --           --          --           0.66%           0.66%           --          0.66%(1)
  Freedom 2030
     Portfolio -- Initial Class..       --           --          --           0.69%           0.69%           --          0.69%(1)
  High Income
     Portfolio -- Initial Class..     0.57%          --        0.13%            --            0.70%           --          0.70%
  Investment Grade Bond Portfolio
     -- Initial Class............     0.32%          --        0.13%            --            0.45%           --          0.45%
  Mid Cap Portfolio -- Service
     Class 2.....................     0.56%        0.25%       0.12%            --            0.93%           --          0.93%
JANUS ASPEN SERIES
  Janus Portfolio
     -- Institutional Shares.....     0.64%          --        0.04%            --            0.68%           --          0.68%
  Overseas Portfolio -- Service
     Shares......................     0.64%        0.25%       0.06%            --            0.95%           --          0.95%
MET INVESTORS SERIES
  TRUST -- CLASS A
  Dreman Small Cap Value
     Portfolio...................     0.79%          --        0.10%            --            0.89%           --          0.89%

                                               DISTRIBUTION                                  TOTAL    CONTRACTUAL FEE   NET TOTAL
                                                  AND/OR                                     ANNUAL        WAIVER        ANNUAL
                                   MANAGEMENT     SERVICE      OTHER   ACQUIRED FUND FEES  OPERATING   AND/OR EXPENSE   OPERATING
UNDERLYING PORTFOLIO                   FEE     (12B-1) FEES  EXPENSES     AND EXPENSES*     EXPENSES   REIMBURSEMENT   EXPENSES**
--------------------               ----------  ------------  --------  ------------------  ---------  ---------------  ----------
  Invesco Small Cap Growth
     Portfolio...................     0.86%          --        0.04%            --            0.90%           --          0.90%
  Lord Abbett Bond Debenture
     Portfolio...................     0.51%          --        0.04%            --            0.55%           --          0.55%
  MFS(R) Research International
     Portfolio...................     0.71%          --        0.10%            --            0.81%           --          0.81%
  Morgan Stanley Mid Cap Growth
     Portfolio...................     0.70%          --        0.20%            --            0.90%           --          0.90%
  Third Avenue Small Cap Value
     Portfolio...................     0.74%          --        0.04%            --            0.78%           --          0.78%
METROPOLITAN SERIES FUND, INC.
  Barclays Capital Aggregate Bond
     Index Portfolio -- Class A..     0.25%          --        0.05%            --            0.30%         0.01%         0.29%(2)
  BlackRock Money Market
     Portfolio -- Class A........     0.32%          --        0.02%            --            0.34%         0.01%         0.33%(3)
  Loomis Sayles Small Cap Core
     Portfolio -- Class A........     0.90%          --        0.09%            --            0.99%         0.05%         0.94%(4)
  Met/Artisan Mid Cap Value
     Portfolio -- Class B........     0.82%        0.25%       0.05%            --            1.12%           --          1.12%(5)
  MetLife Mid Cap Stock Index
     Portfolio -- Class A........     0.25%          --        0.10%          0.01%           0.36%         0.01%         0.35%(2)
  MetLife Stock Index Portfolio
     -- Class A..................     0.25%          --        0.03%            --            0.28%         0.01%         0.27%(2)
  MFS(R) Total Return
     Portfolio -- Class A........     0.54%          --        0.06%            --            0.60%           --          0.60%
  Morgan Stanley EAFE(R) Index
     Portfolio -- Class A........     0.30%          --        0.14%          0.01%           0.45%         0.01%         0.44%(6)
  Oppenheimer Global Equity
     Portfolio -- Class A........     0.53%          --        0.11%            --            0.64%           --          0.64%
  Russell 2000(R) Index
     Portfolio -- Class A........     0.25%          --        0.10%            --            0.35%         0.01%         0.34%(2)
  T. Rowe Price Large Cap Growth
     Portfolio -- Class A........     0.60%          --        0.07%            --            0.67%           --          0.67%
OPPENHEIMER VARIABLE ACCOUNT
  FUNDS -- NON-SERVICE SHARES
  Oppenheimer Main Street Small
     Cap Fund(R)/VA..............     0.71%          --        0.20%            --            0.91%           --          0.91%
PIONEER VARIABLE CONTRACTS TRUST

  Pioneer Emerging Markets VCT
     Portfolio -- Class II.......     1.15%        0.25%       0.29%            --            1.69%           --          1.69%
  Pioneer Mid Cap Value VCT
     Portfolio -- Class I........     0.65%          --        0.10%            --            0.75%           --          0.75%
PUTNAM VARIABLE TRUST -- CLASS IB
  Putnam VT International Value
     Fund........................     0.70%        0.25%       0.23%            --            1.18%           --          1.18%(7)
RUSSELL INVESTMENT FUNDS
  Aggressive Equity Fund.........     0.90%          --        0.23%          0.01%           1.14%         0.06%         1.08%(8)
  Multi-Style Equity Fund........     0.73%          --        0.13%          0.01%           0.87%           --          0.87%
  Non-U.S. Fund..................     0.90%          --        0.22%          0.02%           1.14%         0.06%         1.08%(8)
VAN KAMPEN LIFE INVESTMENT
  TRUST -- CLASS I Government
  Portfolio......................     0.50%          --        0.11%            --            0.61%           --          0.61%




* Acquired Fund Fees and Expenses are fees and expenses incurred indirectly by a portfolio as a result of investing in shares of one or more underlying portfolios.



** Net Total Annual Operating Expenses do not reflect: (1) voluntary waivers of fees or expenses; (2) contractual waivers that are in effect for less than one year from the date of this Prospectus; or (3) expense reductions resulting from custodial fee credits or directed brokerage arrangements.



(1) The Portfolio purchases Initial Class shares of underlying Fidelity funds. As an investor in an underlying Fidelity fund, the Portfolio will bear its pro rata share of the fees and expenses of the underlying Fidelity fund.



(2) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 through April 30, 2011, to reduce the management fee for each Class of the Portfolio to 0.243%.



(3) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 through April 30, 2011, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.325% for the first $1 billion of the Portfolio's average daily net assets. Other Expenses do not reflect fees of 0.03% paid in connection with the U.S. Treasury Temporary Guarantee Program for Money Market Funds.

(4) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 through April 30, 2011, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.85% for the first $500 million of the Portfolio's average daily net assets and 0.80% for amounts over $500 million.



(5) Pursuant to an amended advisory agreement, management fees have been restated to reflect current fees as if they were in effect during the entire fiscal year ended December 31, 2009.



(6) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 through April 30, 2011, to reduce the management fee for each Class of the Portfolio to 0.293%.



(7) Total Annual Operating Expenses reflect projected expenses under a new management contract effective January 1, 2010, changes in the Fund's investor servicing contract and a new expense arrangement, which gives effect to changes in the allocation of certain expenses among the Putnam funds.



(8) Effective May 1, 2010 through April 30, 2011, Russell Investment Management Company has contractually agreed to waive 0.06% of its 0.90% advisory fee. This waiver may not be terminated during the relevant period except with Board approval.





THE UNDERLYING PORTFOLIOS



The following table describes the investment objectives and identifies the investment adviser of each Underlying Portfolio.



            UNDERLYING                          INVESTMENT                          INVESTMENT
            PORTFOLIO                           OBJECTIVE                       ADVISER/SUBADVISER
---------------------------------   ---------------------------------   ---------------------------------
AIM VARIABLE INSURANCE FUNDS
  (INVESCO VARIABLE INSURANCE
  FUNDS) -- SERIES I
  Invesco V.I. International        Seeks long-term growth of           Invesco Advisers, Inc.
     Growth Fund                    capital.
AMERICAN CENTURY VARIABLE
  PORTFOLIOS, INC. -- CLASS I
  American Century VP Vista(SM)     Seeks long-term capital growth.     American Century Investment
     Fund                                                               Management, Inc.
AMERICAN FUNDS INSURANCE
  SERIES(R) -- CLASS 2
  American Funds Growth Fund        Seeks growth of capital.            Capital Research and Management
                                                                        Company
  American Funds International      Seeks long-term growth of           Capital Research and Management
     Fund                           capital.                            Company
  American Funds U.S.               Seeks a high level of current       Capital Research and Management
     Government/AAA Rated           income consistent with              Company
     Securities Fund                preservation of capital.
EVERGREEN VARIABLE ANNUITY
  FUNDS -- CLASS 1
  Evergreen VA Fundamental Large    Seeks capital growth with the       Evergreen Investment Management
     Cap Fund                       potential for current income.       Company, LLC
FIDELITY(R) VARIABLE INSURANCE
  PRODUCTS
  Contrafund(R)                     Seeks long-term capital             Fidelity Management & Research
     Portfolio -- Initial Class     appreciation.                       Company
                                                                        Subadviser: FMR Co., Inc.
  Equity-Income                     Seeks reasonable income. The fund   Fidelity Management & Research
     Portfolio -- Initial Class     will also consider the potential    Company
                                    for capital appreciation. The       Subadviser: FMR Co., Inc.
                                    fund's goal is to achieve a yield
                                    which exceeds the composite yield
                                    on the securities comprising the
                                    Standard & Poor's 500(SM) Index
                                    (S&P 500(R)).

            UNDERLYING                          INVESTMENT                          INVESTMENT
            PORTFOLIO                           OBJECTIVE                       ADVISER/SUBADVISER
---------------------------------   ---------------------------------   ---------------------------------
  Freedom 2010                      Seeks high total return with a      Strategic Advisers(R), Inc.
     Portfolio -- Initial Class     secondary objective of principal
                                    preservation as the fund
                                    approaches its target date and
                                    beyond.
  Freedom 2015                      Seeks high total return with a      Strategic Advisers(R), Inc.
     Portfolio -- Initial Class     secondary objective of principal
                                    preservation as the fund
                                    approaches its target date and
                                    beyond.
  Freedom 2020                      Seeks high total return with a      Strategic Advisers(R), Inc.
     Portfolio -- Initial Class     secondary objective of principal
                                    preservation as the fund
                                    approaches its target date and
                                    beyond.
  Freedom 2025                      Seeks high total return with a      Strategic Advisers(R), Inc.
     Portfolio -- Initial Class     secondary objective of principal
                                    preservation as the fund
                                    approaches its target date and
                                    beyond.
  Freedom 2030                      Seeks high total return with a      Strategic Advisers(R), Inc.
     Portfolio -- Initial Class     secondary objective of principal
                                    preservation as the fund
                                    approaches its target date and
                                    beyond.
  High Income                       Seeks a high level of current       Fidelity Management & Research
     Portfolio -- Initial Class     income, while also considering      Company
                                    growth of capital.                  Subadviser: FMR Co., Inc.
  Investment Grade Bond             Seeks as high a level of current    Fidelity Management & Research
     Portfolio -- Initial Class     income as is consistent with the    Company
                                    preservation of capital.            Subadviser: Fidelity Investments
                                                                        Money Management, Inc.
  Mid Cap Portfolio -- Service      Seeks long-term growth of           Fidelity Management & Research
     Class 2                        capital.                            Company
                                                                        Subadviser: FMR Co., Inc.
JANUS ASPEN SERIES
  Janus                             Seeks long-term growth of capital   Janus Capital Management LLC
     Portfolio -- Institutional     in a manner consistent with the
     Shares                         preservation of capital.
  Overseas Portfolio -- Service     Seeks long-term growth of           Janus Capital Management LLC
     Shares                         capital.
MET INVESTORS SERIES
  TRUST -- CLASS A
  Dreman Small Cap Value            Seeks capital appreciation.         MetLife Advisers, LLC
     Portfolio                                                          Subadviser: Dreman Value
                                                                        Management, LLC
  Invesco Small Cap Growth          Seeks long-term growth of           MetLife Advisers, LLC
     Portfolio                      capital.                            Subadviser: Invesco Advisers,
                                                                        Inc.
  Lord Abbett Bond Debenture        Seeks high current income and the   MetLife Advisers, LLC
     Portfolio                      opportunity for capital             Subadviser: Lord, Abbett & Co.
                                    appreciation to produce a high      LLC
                                    total return.
  MFS(R) Research International     Seeks capital appreciation.         MetLife Advisers, LLC
     Portfolio                                                          Subadviser: Massachusetts
                                                                        Financial Services Company
  Morgan Stanley Mid Cap Growth     Seeks capital appreciation.         MetLife Advisers, LLC
     Portfolio                                                          Subadviser: Morgan Stanley
                                                                        Investment Management Inc.

            UNDERLYING                          INVESTMENT                          INVESTMENT
            PORTFOLIO                           OBJECTIVE                       ADVISER/SUBADVISER
---------------------------------   ---------------------------------   ---------------------------------
  Third Avenue Small Cap Value      Seeks long-term capital             MetLife Advisers, LLC
     Portfolio                      appreciation.                       Subadviser: Third Avenue
                                                                        Management LLC
METROPOLITAN SERIES FUND, INC.
  Barclays Capital Aggregate Bond   Seeks to equal the performance of   MetLife Advisers, LLC
     Index Portfolio -- Class A     the Barclays Capital U.S.           Subadviser: MetLife Investment
                                    Aggregate Bond Index.               Advisors Company, LLC
  BlackRock Money Market            Seeks a high level of current       MetLife Advisers, LLC
     Portfolio -- Class A           income consistent with              Subadviser: BlackRock Advisors,
                                    preservation of capital.            LLC
  Loomis Sayles Small Cap Core      Seeks long-term capital growth      MetLife Advisers, LLC
     Portfolio -- Class A           from investments in common stocks   Subadviser: Loomis, Sayles &
                                    or other equity securities.         Company, L.P.
  Met/Artisan Mid Cap Value         Seeks long-term capital growth.     MetLife Advisers, LLC
     Portfolio -- Class B                                               Subadviser: Artisan Partners
                                                                        Limited Partnership
  MetLife Mid Cap Stock Index       Seeks to equal the performance of   MetLife Advisers, LLC
     Portfolio -- Class A           the Standard & Poor's MidCap        Subadviser: MetLife Investment
                                    400(R) Composite Stock Price        Advisors Company, LLC
                                    Index.
  MetLife Stock Index               Seeks to equal the performance of   MetLife Advisers, LLC
     Portfolio -- Class A           the Standard & Poor's 500(R)        Subadviser: MetLife Investment
                                    Composite Stock Price Index.        Advisors Company, LLC
  MFS(R) Total Return               Seeks a favorable total return      MetLife Advisers, LLC
     Portfolio -- Class A           through investment in a             Subadviser: Massachusetts
                                    diversified portfolio.              Financial Services Company
  Morgan Stanley EAFE(R) Index      Seeks to equal the performance of   MetLife Advisers, LLC
     Portfolio -- Class A           the MSCI EAFE(R) Index.             Subadviser: MetLife Investment
                                                                        Advisors Company, LLC
  Oppenheimer Global Equity         Seeks capital appreciation.         MetLife Advisers, LLC
     Portfolio -- Class A                                               Subadviser: OppenheimerFunds,
                                                                        Inc.
  Russell 2000(R) Index             Seeks to equal the performance of   MetLife Advisers, LLC
     Portfolio -- Class A           the Russell 2000(R) Index.          Subadviser: MetLife Investment
                                                                        Advisors Company, LLC
  T. Rowe Price Large Cap Growth    Seeks long-term growth of capital   MetLife Advisers, LLC
     Portfolio -- Class A           and, secondarily, dividend          Subadviser: T. Rowe Price
                                    income.                             Associates, Inc.
OPPENHEIMER VARIABLE ACCOUNT
  FUNDS -- NON-SERVICE SHARES
  Oppenheimer Main Street Small     Seeks capital appreciation to       OppenheimerFunds, Inc.
     Cap Fund(R)/VA                 make your investment grow. It
                                    emphasizes investments in common
                                    stocks of companies with small
                                    market capitalizations.
PIONEER VARIABLE CONTRACTS TRUST
  Pioneer Emerging Markets VCT      Seeks long-term growth of           Pioneer Investment Management,
     Portfolio -- Class II          capital.                            Inc.
  Pioneer Mid Cap Value VCT         Seeks capital appreciation by       Pioneer Investment Management,
     Portfolio -- Class I           investing in a diversified          Inc.
                                    portfolio of securities
                                    consisting primarily of common
                                    stocks.

            UNDERLYING                          INVESTMENT                          INVESTMENT
            PORTFOLIO                           OBJECTIVE                       ADVISER/SUBADVISER
---------------------------------   ---------------------------------   ---------------------------------
PUTNAM VARIABLE TRUST -- CLASS IB
  Putnam VT International Value     Seeks capital growth. Current       Putnam Investment Management, LLC
     Fund                           income is a secondary objective.    Subadviser: Putnam Advisory
                                                                        Company, LLC
                                                                        Sub-Manager: Putnam Investment
                                                                        Limited
RUSSELL INVESTMENT FUNDS
  Aggressive Equity Fund            Seeks to provide long term          Russell Investment Management
                                    capital growth.                     Company
  Multi-Style Equity Fund           Seeks to provide long term          Russell Investment Management
                                    capital growth.                     Company
  Non-U.S. Fund                     Seeks to provide long term          Russell Investment Management
                                    capital growth.                     Company
VAN KAMPEN LIFE INVESTMENT
  TRUST -- CLASS I
  Government Portfolio              Seeks to provide investors with     Van Kampen Asset Management
                                    high current return consistent
                                    with preservation of capital.




TRANSFERS

The following replaces the list of Monitored Portfolios in the third paragraph of this section:


Invesco V.I. International Growth Fund
American Funds International Fund
Fidelity(R) VIP High Income Portfolio
Janus Aspen Overseas Portfolio
Dreman Small Cap Value Portfolio
Lord Abbett Bond Debenture Portfolio
Invesco Small Cap Growth Portfolio
MFS(R) Research International Portfolio
Third Avenue Small Cap Value Portfolio
Loomis Sayles Small Cap Core Portfolio
Morgan Stanley EAFE(R) Index Portfolio
Oppenheimer Global Equity Portfolio
Russell 2000(R) Index Portfolio
Oppenheimer Main Street Small Cap Fund(R)/VA
Pioneer Emerging Markets VCT Portfolio
Putnam VT International Value Fund
Russell Aggressive Equity Fund
Russell Non-U.S. Fund


In addition, we treat all American Funds Insurance Series Portfolios as Monitored Portfolios.


THE SEPARATE ACCOUNT



The following is added to this section:



We are obligated to pay the death benefit under the Policies even if that amount exceeds the Insurance Account Value in the Separate Account. Any such amount that exceeds the Insurance Account Value in the Separate Account is paid from our general account. Death benefit amounts paid from the general account are subject to the financial strength and claims paying ability of the Company and our long term ability to make such payments. We issue other life insurance policies and annuity contracts where we pay all money we owe under those policies and contracts from our general account. MetLife is regulated as an insurance company under state law, which includes, generally,


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





limits on the amount and type of investments in its general account. However, there is no guarantee that we will be able to meet our claims paying obligations; there are risks to purchasing any insurance product.



MORTALITY AND EXPENSE RISK CHARGE



We are waiving the following amount of the mortality and expense risk charge on the Division investing in the Met/Artisan Mid Cap Value Portfolio: an amount equal to the portfolio expenses that are in excess of 1.34%.


OTHER INFORMATION


The Financial Industry Regulatory Authority (FINRA) provides background information about broker-dealers and their registered representatives through FINRA BrokerCheck. You may contact the FINRA BrokerCheck Hotline at 1-800-289-9999, or log on to www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck is available through the Hotline or on-line.


FEDERAL TAX MATTERS

The following is a brief summary of some tax rules that may apply to your Policy. It does not purport to be complete or cover every situation. Because individual circumstances vary, you should consult with your own tax advisor to find out how taxes can affect your benefits and rights under your Policy, especially before you make unscheduled premium payments, change your specified face amount, change your death benefit option, change coverage provided by riders, take a loan or withdrawal, or assign or surrender the Policy. Under current federal income tax law, the taxable portion of distributions from variable life contracts is taxed at ordinary income tax rates and does not qualify for the reduced tax rate applicable to long-term capital gains and dividends.

IRS CIRCULAR 230 NOTICE: The tax information contained in this Prospectus is not intended to (and cannot) be used by anyone to avoid IRS penalties. It is intended to support the sale of the Policy. The Policyholder should seek tax advice based on its particular circumstances from an independent tax advisor.

INSURANCE PROCEEDS

- Generally excludable from your beneficiary's gross income to the extent provided in Section 101 of the Internal Revenue Code ("Code").

  In the case of employer-owned life insurance as defined in Section 101(j) of the Code, the amount excludable from gross income is limited to premiums paid unless the policy falls within certain specified exceptions and a notice and consent requirement is satisfied before the policy is issued. Certain specified exceptions are based on the status of an employee as highly compensated or recently employed. There are also exceptions for policy proceeds paid to an employee's heirs. These exceptions only apply if proper notice is given to the insured employee and consent is received from the insured employee before the issuance of the policy. These rules apply to policies issued August 18, 2006 and later and also apply to policies issued before August 18, 2006 after a material increase in the death benefit or other material change. An IRS reporting requirement applies to employer-owned life insurance subject to these rules. Because these rules are complex and will affect the tax treatment of Death Benefits, it is advisable to consult tax counsel.

  Insurance death proceeds will also be taxable in the case of a transfer-for-value unless certain exceptions apply.

- The proceeds may be subject to federal estate tax: (i) if paid to the insured's estate; or (ii) if paid to a different beneficiary if the insured possessed incidents of ownership at or within three years before death.

- If you die before the insured, the value of your Policy (determined under IRS rules) is included in your estate and may be subject to federal estate tax.

- Whether or not any federal estate tax is due is based on a number of factors, including the estate size.

- The insurance proceeds payable upon death of the insured will never be less than the minimum amount required for the Policy to be treated as life insurance under section 7702 of the Internal Revenue Code, as in effect on the date the Policy was issued. The rules under section 7702 of the Internal Revenue Code with respect to Policies issued on a substandard risk basis are not entirely clear.


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

CASH VALUE (IF YOUR POLICY IS NOT A MODIFIED ENDOWMENT CONTRACT)

You are generally not taxed on your cash value until you withdraw it, surrender your Policy or receive a distribution such as on the Final Date. In these cases, you are generally permitted to take withdrawals and receive other distributions up to the amount of premiums paid without any tax consequences. However, withdrawals and other distributions will be subject to income tax after you have received amounts equal to the total premiums you paid. Somewhat different rules apply in the first 15 Policy years, when a distribution may be subject to tax if there is a gain in your Policy (which is generally when your cash value exceeds the cumulative premiums you paid).

There may be an indirect tax upon the income in the Policy or the proceeds of a Policy under the Federal corporate alternative minimum tax, if you are subject to that tax.

SPLIT -- DOLLAR INSURANCE PLANS

The IRS has issued guidance on split dollar insurance plans. A tax advisor should be consulted with respect to this guidance if you have purchased or are considering the purchase of a Policy for a split dollar insurance plan. If your split dollar plan provides deferred compensation, recently enacted rules governing deferred compensation arrangements may apply. Failure to adhere to these rules will result in adverse tax consequences. Consult a tax adviser.

The Sarbanes-Oxley Act of 2002 (the "Act"), which was signed into law on July 30, 2002, prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on U.S. exchanges, from extending, directly or indirectly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted to apply to certain split-dollar life insurance arrangements for directors and executive officers of such companies, since at least some such arrangements can arguably be viewed as involving a loan from the employer for at least some purposes.

Any affected business contemplating the payment of a premium on an existing Policy or the purchase of a new Policy in connection with a split-dollar life insurance arrangement should consult legal counsel.

LOANS

- Loan amounts you receive will generally not be subject to income tax, unless your Policy is or becomes a modified endowment contract, is exchanged or terminates.

- Interest on loans is generally not deductible. For businesses that own a Policy, at least part of the interest deduction unrelated to the Policy may be disallowed unless the insured is a 20% owner, officer, director or employee of the business.

- If your Policy terminates (upon surrender, cancellation lapse, the Final Date or, in most cases, exchange) while any Policy loan is outstanding, the amount of the loan plus accrued interest thereon will be deemed to be a "distribution" to you. Any such distribution will have the same tax consequences as any other Policy distribution. In the case of an outstanding loan at the time of an exchange, the cancelled loan will generally be taxed to the extent of any policy gain. Since amounts borrowed reduce the cash value that will be distributed to you if the Policy is surrendered, cancelled or lapses, any cash value distributed to you in these circumstances may be insufficient to pay the income tax on any gain.

- The tax consequences of loans outstanding after the 15th Policy year are uncertain.

MODIFIED ENDOWMENT CONTRACTS

These contracts are life insurance policies where the premiums paid during the first 7 years after the Policy is issued, or after a material change in the Policy exceeds tax law limits referred to as the "7-pay test." Material changes in the Policy, include changes in the level of benefits and certain other changes to your Policy after the issue date. Reductions in benefits during a 7-pay period may cause your Policy to become a modified endowment contract. Generally, a life insurance policy that is received in exchange for a modified endowment contract will also be considered a modified endowment contract. The IRS has promulgated a procedure for the correction of inadvertent modified endowment contracts.

Due to the flexibility of the Policies as to premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a MEC.


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

If your Policy is considered a modified endowment contract:

- The death benefit will still generally be income tax free to your beneficiary, as discussed above.

- Amounts withdrawn or distributed before the insured's death, including (without limitation) loans, assignments and pledges, are (to the extent of any gains on your policy) treated as income first and subject to income tax. All modified endowment contracts you purchase from us and our affiliates during the same calendar year are treated as a single contract for purposes of determining the amount of any such income.

- You will generally owe an additional 10% tax penalty on the taxable portion of the amounts you received before age 59 1/2, except generally if you are disabled or the distribution is part of a series of substantially equal periodic payments.

- If a Policy becomes a modified endowment contract, distributions that occur during the Policy year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

DIVERSIFICATION


In order for your Policy to qualify as life insurance, we must comply with certain diversification standards with respect to the investments underlying the Policy. We believe that we satisfy and will continue to satisfy these diversification standards. Inadvertent failure to meet these standards may be able to be corrected. Failure to meet these standards would result in immediate taxation to Policy owners of gains under their Policies. In addition, if Portfolio shares are sold directly to tax-qualified retirement plans that later lose their tax-qualified status or to non-qualified plans, there could be adverse consequences under the diversification rules.


INVESTOR CONTROL

In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying Separate Account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the Policies, we believe that the owner of a Policy should not be treated as an owner of the assets in our Separate Account. We reserve the right to modify the policies to bring them into conformity with applicable standards should such modification be necessary to prevent owners of the policies from being treated as the owners of the underlying Separate Account assets.

ECONOMIC GROWTH AND TAX RELIEF RECONCILIATION ACT OF 2001.


The Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA") repeals the federal estate tax and replaces it with a carryover basis income tax regime effective for estates of decedents dying after December 31, 2009. EGTRRA also repeals the generation skipping transfer tax, but not the gift tax, for transfers made after December 31, 2009. EGTRRA contains a sunset provision, which essentially returns the federal estate, gift and generation-skipping transfer taxes to their pre-EGTRRA form, beginning in 2011.


During the period prior to 2010, EGTRRA provides for periodic decreases in the maximum estate tax rate coupled with periodic increases in the estate tax exemption. For 2007-2009 the maximum estate tax rate is 45%. The estate tax exemption is $2,000,000 for 2006-2008 and $3,500,000 in 2009.


In general, the estate tax has been repealed for estates of decedents dying in 2010, scheduled to be reinstated in 2011, with an exemption of $1 million and a maximum rate of 55%. The generation skipping transfer (GST) tax has been repealed for 2010, scheduled to return in 2011, with an exemption of $1 million, plus inflation-indexed increases.



During repeal of the estate tax in 2010, the basis of assets received from a decedent generally will carry over from the decedent, rather than being stepped-up to date-of-death value.

It is not known if Congress will enact permanent repeal of the estate and GST tax or will reinstate the estate tax or GST tax for 2010, and, if so, whether the reinstatement will be made retroactive to January 1, 2010. Consult your tax advisor.



The complexity of the new tax law, along with uncertainty as to how it might be modified in 2010 and in coming years, underscores the importance of seeking guidance from a qualified advisor to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.


WITHHOLDING

To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect however, not to have tax withheld from distributions.

LIFE INSURANCE PURCHASES BY RESIDENTS OF PUERTO RICO

In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service recently announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

LIFE INSURANCE PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS

Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding taxation with respect to a life insurance Policy purchase.

BUSINESS USES OF POLICY

Businesses can use the policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. As noted, in the case of a business owned Policy, the provisions of Section 101(j) of the Code may limit the amount of the Death Benefit excludable from gross income unless a specified exception applies and a notice and consent requirement is satisfied, as discussed above. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser.

CHANGES TO TAX RULES AND INTERPRETATIONS

Changes in applicable tax laws, rules and interpretations can adversely affect the tax treatment of your Policy. These changes may take effect retroactively. We reserve the right to amend the Policy in any way necessary to avoid any adverse tax treatment. Examples of changes that could create adverse tax consequences include:

- Possible taxation of cash value transfers.

- Possible taxation as if you were the owner of your allocable portion of the Separate Account's assets.

- Possible limits on the number of investment funds available or the frequency of transfers among them.

- Possible changes in the tax treatment of Policy benefits and rights.

TAX CREDITS AND DEDUCTIONS

The Company may be entitled to certain tax benefits related to the assets of the Separate Account. These tax benefits, which may include foreign tax credits and corporate dividend received deductions, are not passed back to the Separate Account or to Policy owners since the Company is the owner of the assets from which the tax benefits are derived.

THE COMPANY'S INCOME TAXES

Under current Federal income tax law we are not taxed on the Separate Account's operations. Thus, currently we do not deduct a charge from the Separate Account for company Federal income taxes. (We do deduct a charge for Federal taxes from premiums.) We reserve the right to charge the Separate Account for any future Federal income taxes we may incur. Under current laws we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.


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